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                                                                    EXHIBIT 10.3

                            CENTURY BANCSHARES, INC.

               NON-QUALIFIED STOCK OPTION PLAN FOR KEY EMPLOYEES

    (1)  History and Purpose of the Plan.

    (a) History. Effective as of the 11th day of February, l987, the Board of Directors of Century Bancshares, Inc., a Delaware corporation (the "Company") hereby further amends and restates the terms of the Century Bancshares, Inc. Non-Qualified Stock Option Plan For Key Employees ("Plan") to provide that options may be exercised by tendering shares of Common Stock (as that term is defined below) already owned by the optionee. Century National Bank established the Century National Bank 1982 Nonqualifying Stock Option Plan ("Prior Plan") which was separately amended, restated, superseded, replaced and continued as the Plan on April 10, 1986. As part of the April 10, 1986 restatement of the Plan, the stock options awarded to employees before April 10, 1986 under the Prior Plan have been (i) adjusted by reducing the stock option price by $7.50 per share for purposes of reflecting the acquisition debt assumption for Company preferred stock which was given to holders of Bank stock, as consideration in addition to shares of Company common stock, and (ii) reissued and dated under this Plan to provide for the date the stock option was awarded under the Prior Plan.

    (b) Purpose. The Plan has been established to encourage ownership of the common stock $1.00 par value ("Common Stock") of the Company by eligible key employees of the Company or its bank subsidiaries (the "Bank") and to provide increased incentive for such employees to render services and to exert maximum effort for the business success of the Company and the Bank. The Plan is not intended to constitute an Incentive Stock Option under section 422A of the Internal Revenue Code of 1986 or its predecessors. For purposes of this Plan, any employee of a subsidiary of the Company shall be deemed to be an employee of the Company.

    (2) Administration of the Plan. The Board of Directors of the Company shall appoint and maintain a Stock Option Committee ("Committee") which shall consist of at least three members of the Board of Directors who shall not have been eligible to participate in the Plan at any time within one year prior to appointment and shall serve without compensation at the pleasure of the Board of Directors. No member of the Committee shall be eligible to receive stock options under the Plan while serving on the Committee. The Committee shall have full power and authority to designate participants and to interpret the provisions and supervise the administration of the Plan. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by the affirmative vote of a majority of its members. Any decision reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority at a meeting duly held.
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    (3)   Stock Reserved for the Plan.  Subject to adjustment as provided in paragraph 5(j) hereof, a total of 10,000 shares of Common Stock shall be subject to the Plan. The shares subject to the Plan shall consist of unissued shares and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

    (4) Grant of Options. The persons eligible to participate in the Plan as recipients of options shall include only key employees of the Company or the Bank. The Committee shall, from time to time, determine and designate those key employees of the Company or the Bank who are to receive options under the Plan, the number of shares to be covered by such options and the terms thereof. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement as more fully described in paragraph 5. An employee who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

    (5) Terms and Conditions. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent herewith, as the Committee may deem appropriate.

         (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period.

         (b) Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and shall not be less than the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee.

         (c) Exercise Period. No part of any option may be exercised until the optionee shall have remained in the employ of the Company or the Bank for such period after the date on which the option is granted as the Committee may specify in the option agreement.

         (d) Procedure for Exercise. Options shall be exercised in the manner set out in this paragraph. Ten (10) days prior to exercise of an option, the optionee shall deliver to the Company by the U.S. mails or by hand delivery an irrevocable written notice (a) setting forth





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    the number of shares with respect to which the option is exercised and (b)
    specifying the address to which the shares are to be mailed. Such notice shall be deemed to be received by the Company on the date the notice was mailed, if sent through the U.S. mails, or on the date actually received by the Company, if the notice is delivered other than by the U.S. mails. Such notice shall be accompanied by consideration equal to the option price for the shares to be acquired by the exercise of the Option (the "Option Price Amount") in the form of (i) cash, (ii) cashier's check, bank draft, or postal or express money order payable to the order of the Company, (iii) shares of Common Stock already owned by the optionee, duly endorsed to the order of the Company, having a total fair market value (as determined by the Committee) equal to the Optionee Price Amount, or (iv) any combination of the above-described consideration equal to the Option Price Amount.
    The Committee shall determine the value of any shares of the Company stock paid to the Company to satisfy the Option Price Amount. Such value shall be determined as of the date the notice is deemed to be received by the Company. As promptly as practicable after receipt of such written notice and the Option Price Amount, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee at the address specified in the notice.

         (e) Termination of Employment. If an employee to whom an option has been granted ceases to be employed by the Company or the Bank for any reason other than death or disability, the options granted to him shall thereupon terminate. Notwithstanding the foregoing, any options which are exercisable on the date of such termination of employment may be exercised during a three-month period beginning on such date.

         (f) Disability or Death of Optionee. In the event of the disability or death of the holder of an option under the Plan while he is employed by the Company or the Bank, the options previously granted to him may be exercised (to the extent he would have been entitled to do so at the date of his disability or death) at any time and from time to time, within a period of one year after his disability or death, by the former employee, by the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration. An employee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he is incapable of performing services for the Company or the Bank by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration.





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         (g) Assignability.  An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. During the lifetime of an optionee, an option shall be exercisable only by him.

         (h) No Rights as Shareholder. No optionee shall have any rights as a shareholder with respect to shares covered by an option until the date of issuance of a stock certificate for such shares; except as provided in paragraph 5(j), no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

         (i) Extraordinary Corporate Transactions. If the Company is dissolved or liquidated, or is merged or consolidated into or with another corporation, other than by a merger or consolidation in which the Company is the surviving corporation, the then exercisable but unexercised options granted under the Plan shall not be exercisable after the date of such dissolution, liquidation, merger or consolidation, unless such other surviving corporation makes provision for adoption of the Plan and the assumption of the Company's obligations thereunder.

         (j) Changes in Company's Capital Structure. The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Provided, however, that if the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option price.

         (k) Investment Representation. The Company shall not be required to sell or issue any shares of Common Stock under any option unless (i) a registration statement under the Securities Act of 1933, as now in effect or hereafter amended ("Securities Act"), is in effect with respect to the shares of Common Stock covered by such option, or (ii) the Board of Directors of the Company has received evidence satisfactory to it to the effect that an





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    exemption from registration under the Securities Act and any applicable state securities laws is available for the sale and issuance contemplated.

    (6) Amendments or Termination. The Board of Directors of the Company may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any participant under any option theretofore granted, without his consent or which, without the approval of the shareholders, would: (i) except as is provided in paragraph 5(j) of the Plan, increase the total number of shares reserved for the purposes of the Plan or decrease the option price provided for in paragraph 5(b) of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in paragraph 4 of the Plan, (iii) extend the option period provided for in paragraph 5(a) of the Plan; or (iv) extend the expiration date of this Plan set forth in paragraph 8 of the Plan.

    (7) Compliance With Other Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

    (8) Effectiveness and Expiration of Plan. The Plan as set forth in this document shall be effective on the date the Board of Directors of the Company adopts the amended Plan. If the shareholders of the Company fail to approve the Plan within twelve months of the date the Board of Directors approves the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the effective date of the Prior Plan and thereafter no option shall be granted pursuant to this Plan.

    Notwithstanding the above, options issued to employees under the Prior Plan shall be recognized and effective under this Plan and shall not be subject to shareholders' approval under this paragraph.

    (9) No Right to Company Employment or Service. Nothing in this Plan or as a result of any option pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment or rendering of service at any time. Options granted under this Plan shall not be affected by any change of employment so long as the individual continues to perform services for the Company. The option agreements may contain such provisions as the Committee may approve





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with reference to the effect of approved leaves of absence or the definition of
"services" to be rendered to the Company.

    (10) Liability of Company. The Company, its parent or any subsidiary which is in existence or hereafter comes into existence shall not be liable to an optionee or other persons as to:

         (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Tax Consequences. Any tax consequence expected, but not realized, by any optionee or other person due to the exercise of any option granted hereunder.

    (11) Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations of the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    (13) Governing Law. This Plan and any agreements hereunder, shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

    I, Rosemary M. DeMark, being the duly elected Assistant Secretary of Century Bancshares, Inc. DO HEREBY CERTIFY, on this 5th day of March 1987, that the preceding Non-Qualified Stock Option Plan For Key Employees is a true and complete copy of such Plan as amended and restated by the Board of Directors of the Company at a meeting duly called and held on February 11, 1987 at which meeting a quorum was present and acting through, and that said Plan, as amended and restated above, is in full force and effect as of the date hereof.





                                           /s/ ROSEMARY M. DEMARK
                                          ---------------------------------
                                          Rosemary M. DeMark
                                          Assistant Secretary





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                FIRST AMENDMENT TO THE CENTURY BANCSHARES, INC.
               NON-QUALIFIED STOCK OPTION PLAN FOR KEY EMPLOYEES

                              W I T N E S S E T H:

    WHEREAS, Century Bancshares, Inc. (the "Company") presently maintains the Century Bancshares, Inc. Non-Qualified Stock Option Plan for Key Employees ("Plan") which became effective on February 11, 1987; and

         WHEREAS, the Board of Directors of the Company, pursuant Section 6 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

         NOW, THEREFORE, in order to make the revisions desired by the Board of Directors of the Company, the Plan is hereby amended in the following manner:

         1. Effective as of the date hereof, Section 2 is hereby amended in its entirety to read as follows:

                 (2) Administration of the Plan. The Board of Directors of the Company shall appoint and maintain a Stock Option Committee ("Committee") which shall consist of two or more members of the Board of Directors who shall not have participated in the Plan or any other plan of the Company or any of its Affiliates which entitles participants to acquire stock appreciation rights or stock options of the Company or its Affiliates at any time within one year prior to appointment (except that such persons may participate in a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934) and shall serve without compensation at the pleasure of the Board of Directors. No member of the Committee shall be eligible to receive stock appreciation rights or stock options under the Plan or any other plan of the Company or its Affiliates (except a Rule 16b- 3(c)(2)(ii) formula plan) while serving on the Committee. The Committee shall have full power and authority to designate participants and to interpret the provisions and supervise the administration of the Plan. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by the affirmative vote of a majority of its members. Any decision reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority at a meeting duly held. As used in the Plan, the term "Affiliates" means any "parent corporation" and any "subsidiary corporation" of the Company as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986.
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         2.      Effective as of the date hereof, Section (5)(g) is hereby
amended in its entirety to read as follows:

                 (g) Assignability. An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986 or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

         IN WITNESS WHEREOF, the Company has executed this First Amendment to the Century Bancshares, Inc. Non-Qualified Stock Option Plan for Key Employees on this 18th day of March, 1992.


ATTEST:                                    CENTURY BANCSHARES, INC.


 /s/ FRANCES K. ROBERTS                    By:  /s/ JOSEPH S. BRACEWELL
----------------------------                    ----------------------------
                                           Name:  Joseph S. Bracewell
                                           Title:  Chairman of the Board





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